Provisions and contingencies (Tables)	9 Months Ended
Oct. 31, 2018
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Disclosure of contingent liabilities
Provisions

	Assumed contingent liabilities	Dilapidations	Royalties	Total
	£000s	£000s	£000s	£000s
At February 1, 2018	1,466	150	25	1,641
Unwinding of the discount factor	142	—	3	144
At October 31, 2018	1,608	150	28	1,785

	Assumed contingent liabilities	Dilapidations	Royalties	Total
	£000s	£000s	£000s	£000s
At February 1, 2017	—	85	—	85
Additions	1,466	150	25	1,641
Used during the year	—	(85)	—	(85)
At January 31, 2018	1,466	150	25	1,641

Disclosure of contingent liabilities in business combination
Contingent consideration

During the three months ended October 31, 2018, the Group re-assessed the contingent consideration in line with the anticipated settlement of consideration liabilities relating to the acquisition of Discuva Limited ('Discuva') in December 2017. The Group has estimated the expected additional cash outflows to be £0.9 million, which is based on the terms of the share purchase agreement. These amounts are included in the General and administration expenses line of the Unaudited Condensed Consolidated Interim Statement of Comprehensive Income. The additional expected payment is primarily due to research and development tax credits received and receivable by Discuva in respect of financial years prior to the Group's acquisition, of which the sellers are due a specified portion of these amounts.
The table below describes the value of the assumed contingent liabilities as at October 31, 2018 of £1.6 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

October 31, 2018
£000s
Estimated assumed contingent liabilities	1,608

1% lower discount rate	1,721
1% higher discount rate	1,510
10% lower probability of success	1,325
10% higher probability of success	1,869